Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT

TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of J.L. Halsey Corporation (the “Company”) on Form 10-Q/A for the period ending September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officers of the Company certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Luis A. Rivera	/s/ Joseph Lambert
Luis A. Rivera	Joseph Lambert
Chief Executive Officer	Chief Financial Officer
September 25, 2007	September 25, 2007